Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              6.8711%



        Excess Protection Level
          3 Month Average   4.39%
          December, 2000   0.38%
          November, 2000   6.50%
          October, 2000   6.29%


        Cash Yield                                  19.79%


        Investor Charge Offs                        10.15%


        Base Rate                                    9.27%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $57,190,978,436.47


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,990,287,874.98